UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 18, 2015

ACXIOM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-13163                                           71-0581897
(Commission File Number)   (IRS Employer Identification No.)

P.O. Box 8190, 601 E. Third St.	72203-8190
Little Rock, Arkansas	(Zip Code)
(Address of Principal Executive Offices)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Acxiom Corporation (the “Company”), the Company’s stockholders approved an increase in the number of shares available for issuance under the Company’s Amended and Restated 2005 Equity Compensation Plan (the “2005 Plan”) by 4,100,000 to 28,425,000 shares.  A summary of the material terms of the 2005 Plan, as amended and restated, is set forth on pages 19 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on July 1, 2015 and is incorporated herein by reference. That summary and the foregoing description of the 2005 Plan are qualified in their entirety by reference to the text of the 2005 Plan, as amended and restated, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting was held on August 18, 2015, at 12:30 p.m. CDT via the Internet at www.virtualshareholdermeeting.com/ACXM15.  The Company’s stockholders voted on five proposals, and the voting results for each of the proposals are described below.

1.           Election of Directors.  John L. Battelle and William J. Henderson were elected to the Company’s board of directors for three-year terms expiring at the 2018 Annual Meeting of Stockholders by the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
John L. Battelle	62,535,167	3,566,854	184,322	4,427,966
William J. Henderson	62,020,104	4,082,333	183,906	4,427,966

2.           Reapproval of the Performance Goals in the Company’s Amended and Restated 2010 Executive Cash Incentive Plan.  The stockholders reapproved the performance goals in the Company’s Amended and Restated 2010 Executive Cash Incentive Plan by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
65,364,317	713,142	208,884	4,427,966

3.           Approval of an Increase in the Number of Shares Available for Issuance Under the 2005 Plan and Reapproval of the 2005 Plan’s Performance Goals.  The stockholders approved an increase of 4,100,000 shares in the number of shares available for issuance under the 2005 Plan and reapproved the 2005 Plan’s performance goals by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
60,637,872	5,456,327	192,144	4,427,966

4.           Advisory Vote on Executive Compensation. The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement by the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
53,196,063	12,882,470	207,810	4,427,966

5.           Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm.  The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2016 by the following votes:

Votes For	Votes Against	Votes Abstained
70,332,023	378,296	3,990

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 21, 2015

ACXIOM CORPORATION

By:	/s/ Jerry C. Jones
Name: Jerry C. Jones
Title:	Chief Ethics and Legal Officer &
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2005 Equity Compensation Plan of Acxiom Corporation